Exhibit 4.1

BRISTOL-MYERS SQUIBB COMPANY

and

THE BANK OF NEW YORK MELLON,

as Trustee

THIRTEENTH SUPPLEMENTAL INDENTURE

Dated as of March 2, 2022

to

INDENTURE

Dated as of June 1, 1993

$1,750,000,000 2.950% Notes due 2032
$1,250,000,000 3.550% Notes due 2042
$2,000,000,000 3.700% Notes due 2052
$1,000,000,000 3.900% Notes due 2062

EXHIBIT A	FORM OF 2032 NOTE
EXHIBIT B	FORM OF 2042 NOTE
EXHIBIT C	FORM OF 2052 NOTE
EXHIBIT D	FORM OF 2062 NOTE

i

THIRTEENTH SUPPLEMENTAL INDENTURE, dated as of March 2, 2022 (the “Thirteenth Supplemental Indenture”), between Bristol-Myers Squibb Company, a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 430 East 29th Street, New York, New York 10016 (the “Company”), and The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)), as trustee (the “Trustee”).

WHEREAS, the Company executed and delivered the indenture, dated as of June 1, 1993 (the “Base Indenture” and as heretofore supplemented, the “Indenture”), to The Bank of New York Mellon (successor to The Chase Manhattan Bank (National Association)), as trustee, to provide for the issuance of the Company’s notes, bonds, debentures or any other evidences of indebtedness (the “Securities”), in one or more fully registered series;

WHEREAS, the Company desires (a), pursuant to Section 901 of the Base Indenture, to provide for the issuance of (i) a new series of its Securities to be known as its 2.950% Notes due 2032 (the “2032 Notes”), (iii) a new series of its Securities to be known as its 3.550% Notes due 2042 (the “2042 Notes”), (iii) a new series of its Securities to be known as its 3.700% Notes due 2052 (the “2052 Notes”) and (iv) a new series of its Securities to be known as its 3.900% Notes due 2062 (the “2062 Notes” together with the 2032 Notes, the 2042 Notes and the 2052 Notes the “Notes”), (b) to establish the forms of each of the Notes thereof, as in Section 202 of the Base Indenture provided, (c) to set forth the terms thereof, as in Section 301 of the Base Indenture provided and (d) pursuant to Section 901 of the Base Indenture, to modify certain terms of the Base Indenture and to provide certain additional provisions with respect to the Notes as hereinafter described;

WHEREAS, the Board of Directors of the Company, pursuant to a resolution duly adopted on December 10, 2021 and February 1, 2022, has duly authorized the issuance of up to $6,000,000,000 of the Company’s securities and the Securities Issuance Committee of the Board of Directors, pursuant to its Unanimous Written Consent in Lieu of a Meeting, dated February 15, 2022, has duly authorized the issuance of $1,750,000,000 aggregate principal amount of the 2032 Notes, $1,250,000,000 aggregate principal amount of the 2042 Notes, $2,000,000,000 aggregate principal amount of the 2052 Notes and $1,000,000,000 aggregate principal amount of the 2062 Notes, and has authorized the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect such issuance;

WHEREAS, the Company has requested that the Trustee execute and deliver this Thirteenth Supplemental Indenture; and

WHEREAS, all things necessary to make this Thirteenth Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done;

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Base Indenture, the forms and terms of the Notes, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE I

DEFINITIONS

Section 1.01          Definition of Terms. Unless the context otherwise requires:

(a)          “Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

(b)          “Custodian” means Cede & Co., the nominee of the Depository.

(c)          “Depository” or “DTC” means The Depository Trust Company, its nominees and their respective successors.

Section 1.02          Interpretation. Unless the context otherwise requires:

(a)          each term defined in the Base Indenture has the same meaning when used in this Thirteenth Supplemental Indenture;

(b)          each term defined anywhere in this Thirteenth Supplemental Indenture has the same meaning throughout;

(c)          the singular includes the plural and vice versa; and

(d)          headings are for convenience of reference only and do not affect interpretation.

ARTICLE II

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01          General Terms and Conditions of the 2032 Notes.

(a)          Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “2.950% Notes due 2032,” which is not limited in aggregate principal amount. The aggregate principal amount of 2032 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2032 Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity. The Stated Maturity of principal of the 2032 Notes is March 15, 2032.

(c)          Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2032 Notes, create and issue additional 2032 Notes. Any such additional 2032 Notes will rank equally and ratably with the 2032 Notes and will have the same interest rate, maturity date and other terms as the 2032 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2032 Notes. Any such additional 2032 Notes, together with the 2032 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2032 Notes herein provided for. Any additional 2032 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment. Principal of, premium, if any, and interest on the 2032 Notes shall be payable in U.S. dollars.

(e)          Global Securities. Upon their original issuance, the 2032 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2032 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form. If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2032 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2032 Notes represented by Global Securities, the Company may issue 2032 Notes in definitive form in exchange for 2032 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2032 Notes will be entitled to physical delivery in definitive form of 2032 Notes, equal in principal amount to such beneficial interest and to have such 2032 Notes registered in its name as shall be established in a Company Order.

(g)          Interest. The 2032 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from March 2, 2022 at the rate of 2.950% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from March 2, 2022, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are March 15 and September 15, commencing on September 15, 2022; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the March 1 or September 1 immediately preceding the relevant Interest Payment Date. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2032 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

(h)          Authorized Denominations. The 2032 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)          Redemption. The 2032 Notes are subject to redemption at the option of the Company as described in Article Three hereof.

(j)          Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2032 Notes and will act as such only at its offices in New York, New York,

Section 2.02          General Terms and Conditions of the 2042 Notes.

(a)          Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “3.550% Notes due 2042,” which is not limited in aggregate principal amount. The aggregate principal amount of 2042 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2042 Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity. The Stated Maturity of principal of the 2042 Notes is March 15, 2042.

(c)          Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2042 Notes, create and issue additional 2042 Notes. Any such additional 2042 Notes will rank equally and ratably with the 2042 Notes and will have the same interest rate, maturity date and other terms as the 2042 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2042 Notes. Any such additional 2042 Notes, together with the 2042 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2042 Notes herein provided for. Any additional 2042 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment. Principal of, premium, if any, and interest on the 2042 Notes shall be payable in U.S. dollars.

(e)          Global Securities. Upon their original issuance, the 2042 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2042 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form. If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2042 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2042 Notes represented by Global Securities, the Company may issue 2042 Notes in definitive form in exchange for 2042 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2042 Notes will be entitled to physical delivery in definitive form of 2042 Notes, equal in principal amount to such beneficial interest and to have such 2042 Notes registered in its name as shall be established in a Company Order.

(g)          Interest. The 2042 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from March 2, 2022 at the rate of 3.550% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from March 2, 2022, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are March 15 and September 15, commencing on September 15, 2022; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the March 1 or September 1 immediately preceding the relevant Interest Payment Date. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2042 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

(h)          Authorized Denominations. The 2042 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)          Redemption. The 2042 Notes are subject to redemption at the option of the Company as described in Article Three hereof.

(j)          Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2042 Notes and will act as such only at its offices in New York, New York.

Section 2.03          General Terms and Conditions of the 2052 Notes.

(a)          Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “3.700% Notes due 2052,” which is not limited in aggregate principal amount. The aggregate principal amount of 2052 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2052 Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity. The Stated Maturity of principal of the 2052 Notes is March 15, 2052.

(c)          Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2052 Notes, create and issue additional 2052 Notes. Any such additional 2052 Notes will rank equally and ratably with the 2052 Notes and will have the same interest rate, maturity date and other terms as the 2052 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2052 Notes. Any such additional 2052 Notes, together with the 2052 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2052 Notes herein provided for. Any additional 2052 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment. Principal of, premium, if any, and interest on the 2052 Notes shall be payable in U.S. dollars.

(e)          Global Securities. Upon their original issuance, the 2052 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2052 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form. If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2052 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2052 Notes represented by Global Securities, the Company may issue 2052 Notes in definitive form in exchange for 2052 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2052 Notes will be entitled to physical delivery in definitive form of 2052 Notes, equal in principal amount to such beneficial interest and to have such 2052 Notes registered in its name as shall be established in a Company Order.

(g)          Interest. The 2052 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from March 2, 2022 at the rate of 3.700% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from March 2, 2022, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are March 15 and September 15, commencing on September 15, 2022; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the March 1 or September 1 immediately preceding the relevant Interest Payment Date. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2052 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

(h)          Authorized Denominations. The 2052 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)          Redemption. The 2052 Notes are subject to redemption at the option of the Company as described in Article Three hereof.

(j)          Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2052 Notes and will act as such only at its offices in New York, New York.

Section 2.04          General Terms and Conditions of the 2062 Notes.

(a)          Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “3.900% Notes due 2062,” which is not limited in aggregate principal amount. The aggregate principal amount of 2062 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2062 Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity. The Stated Maturity of principal of the 2062 Notes is March 15, 2062.

(c)          Additional Issues, The Company may from time to time, without notice to or the consent of the Holders of the 2062 Notes, create and issue additional 2062 Notes. Any such additional 2062 Notes will rank equally and ratably with the 2062 Notes and will have the same interest rate, maturity date and other terms as the 2062 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2062 Notes. Any such additional 2062 Notes, together with the 2062 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2062 Notes herein provided for. Any additional 2062 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment Principal of, premium, if any, and interest on the 2062 Notes shall be payable in U.S. dollars.

(e)          Global Securities. Upon their original issuance, the 2062 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2062 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form. If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2062 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2062 Notes represented by Global Securities, the Company may issue 2062 Notes in definitive form in exchange for 2062 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2062 Notes will be entitled to physical delivery in definitive form of 2062 Notes, equal in principal amount to such beneficial interest and to have such 2062 Notes registered in its name as shall be established in a Company Order.

(g)          Interest. The 2062 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from March 2, 2022 at the rate of 3.900% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from March 2, 2022, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are March 15 and September 15, commencing on September 15, 2022; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the March 1 or September 1 immediately preceding the relevant Interest Payment Date. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2062 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

(h)          Authorized Denominations. The 2062 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)          Redemption. The 2062 Notes are subject to redemption at the option of the Company as described in Article Three hereof.

(j)          Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2062 Notes and will act as such only at its offices in New York, New York.

ARTICLE III

REDEMPTION OF THE NOTES

Section 3.01          Optional Redemption by Company.  At any time prior to the applicable Par Call Date (as defined below), the Company may redeem any of the 2032 Notes, the 2042 Notes, the 2052 Notes and the 2062 Notes at its option, in whole or in part, at any time and from time to time at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)          (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the applicable series of Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus the applicable Make-Whole Spread set forth in the table below less (b) interest accrued to the date of redemption, and

(ii)          100% of the principal amount of the notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

For purposes hereof, “Par Call Date” in respect of an applicable series of the Notes shall mean the date set forth under the heading “Par Call Date” below across from the name of such series of Notes.

Series of Notes	Par Call Date	Make-Whole Spread
2032 Notes	December 15, 2031 (three months prior to the maturity date of such notes)	+15 basis points
2042 Notes	September 15, 2041 (six months prior to the maturity date of such notes)	+20 basis points
2052 Notes	September 15, 2051 (six months prior to the maturity date of such notes)	+25 basis points
2062 Notes	September 15, 2061 (six months prior to the maturity date of such notes)	+25 basis points

On or after the applicable Par Call Date, the Company may, at its option, redeem the 2032 Notes, the 2042 Notes, the 2052 Notes and the 2062 Notes, in whole or in part, at any time and from time to time, at an applicable redemption price equal to 100% of the principal amount of each Note to be redeemed plus accrued and unpaid interest on the applicable series of Notes to be redeemed to, but not including, the date of redemption.

(b)          The following defined terms used in this Article Three shall, unless the context otherwise requires, have the meanings specified below.

“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs. The Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15. shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.The Company shall notify the Trustee of the redemption price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the redemption price or of any component thereof, or for determining whether manifest error has occurred.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. Except in the case of Global Securities, a new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. In the case of Global Securities, DTC will determine the allocation of the redemption price among beneficial owners in such Global Securities in accordance with DTC’s applicable procedures. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

Section 3.02          No Sinking Fund. None of the Notes are entitled to the benefit of any sinking fund.

ARTICLE IV

FORMS OF NOTES

Section 4.01          Form of Notes; Book Entry Provisions. The Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in the corresponding Exhibit attached hereto (other than, with respect to any additional Notes of any series of the Notes, changes related to issue date, issue price and first Interest Payment Date of such additional Notes). Each Note shall be dated the date of its authentication.

ARTICLE V

ORIGINAL ISSUE OF NOTES

Section 5.01          Original Issue of the 2032 Notes. 2032 Notes in the aggregate principal amount of $1,750,000,000 may, upon execution of this Thirteenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2032 Notes as in said Company Order provided.

Section 5.02          Original Issue of the 2042 Notes. 2042 Notes in the aggregate principal amount of $1,250,000,000 may, upon execution of this Thirteenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2042 Notes as in said Company Order provided.

Section 5.03          Original Issue of the 2052 Notes. 2052 Notes in the aggregate principal amount of $2,000,000,000 may, upon execution of this Thirteenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2052 Notes as in said Company Order provided.

Section 5.04          Original Issue of the 2062 Notes. 2062 Notes in the aggregate principal amount of $1,000,000,000 may, upon execution of this Thirteenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2062 Notes as in said Company Order provided.

ARTICLE VI

AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 6.01          Amendments, Supplements and Waivers. The Company and the Trustee may amend, supplement or waive any covenant or provision set forth in this Thirteenth Supplemental Indenture or any of the Notes as provided in Article Nine of the Base Indenture.

ARTICLE VII

AMENDMENTS TO BASE INDENTURE

Section 7.01          Amendment to Section 101 of the Base Indenture. Solely as it relates to the Notes, the definition of “Officers’ Certificate” in Section 101 of the Base Indenture is hereby amended and restated as follows:

“Officers’ Certificate” or “Officer’s Certificate” means a certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Wherever this Indenture requires that an Officers’ Certificate or Officer’s Certificate be signed also by an engineer or an accountant or other expert, such engineer, accountant or other expert shall sign such certificate (except as otherwise expressly provided in this Indenture).

Section 7.02          Amendment to Section 501 of the Base Indenture. Solely as it relates to the Notes, clause (4) of Section 501 of the Base Indenture is hereby amended by (i) deleting the word “or” and (ii) adding “provided that such notice may not be given with respect to any action taken, and reported publicly or to Holders, more than two years prior to such notice; provided further that the Trustee shall have no obligation to determine when or if any Holders have been notified of any such action or to track when such two-year period starts or concludes; or” at the end of (4) thereof.

Section 7.03          Amendment to Section 515 of the Base Indenture. Solely as it relates to the Notes, Section 515 of the Base Indenture is hereby mended by (i) deleting the “.” at the end of Section 515 and (ii) adding “; provided that, notwithstanding anything contained herein, any time period in the Indenture to cure any actual or alleged default or Event of Default with respect to the Securities may be extended or stayed by a court of competent jurisdiction to the extent such actual or alleged default or Event of Default is the subject of litigation.”

Section 7.04          Amendment to Section 1006 of the Base Indenture. Solely as it relates to the Notes, Section 1006 of the Base Indenture is hereby amended by replacing “10%” with “15%” in clause (i) thereof.

ARTICLE VIII

MISCELLANEOUS

Section 8.01          Ratification of Indenture. The Indenture, as supplemented by this Thirteenth Supplemental Indenture, is in all respects ratified and confirmed, and this Thirteenth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 8.02          Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Thirteenth Supplemental Indenture.

Section 8.03          Governing Law. This Thirteenth Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 8.04          Separability. In case any one or more of the provisions contained in this Thirteenth Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Thirteenth Supplemental Indenture or of the Notes, but this Thirteenth Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 8.05          Counterparts. This Thirteenth Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Thirteenth Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Thirteenth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Thirteenth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Anything in the Indenture, the Notes or this Thirteenth Supplemental Indenture to the contrary notwithstanding, the words “execution,” “signed,” “signature,” and words of like import in the Indenture, the Notes or this Thirteenth Supplemental Indenture or in any other certificate, agreement or document related the Indenture, the Notes or this Thirteenth Supplemental Indenture shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “.pdf”, “.tif” or “.jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. For the avoidance of doubt, the Notes may be executed or authenticated by electronic signatures, and the keeping of records in electronic form, are hereby authorized, and each shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as the case may be.

Section 8.06          Agents. The rights, benefits, privileges, protections, and immunities granted to the Trustee under the Indenture, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, including, but not limited to, Security Registrar and Paying Agent.

Section 8.07          Electronic Means. shall mean the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder. The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Indenture and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing.  If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling.  The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer.  The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company.  The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction.  The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Thirteenth Supplemental Indenture to be duly executed, as of the day and year first above written.

BRISTOL-MYERS SQUIBB COMPANY

By:	/s/Sandra Ramos-Alves
Name: Sandra Ramos-Alves
Title: Senior Vice President and Treasurer

[Signature Page to Thirteenth Supplemental Indenture]

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/Shannon Matthews
Name: Shannon Matthews
Title: Authorized Signatory

[Signature Page to Thirteenth Supplemental Indenture]

EXHIBIT A

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]1

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]2

[1]	Applies to Global Securities only
[2]	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

2.950% Notes due 2032

CUSIP NO. 110122 DU9

ISIN NO. US110122DU92

No. R-[●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on March 15, 2032 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on March 15 and September 15 of each year, commencing on September 15, 2022, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any March 15 and September 15 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, the Tenth Supplemental Indenture, dated as of May 16, 2019, the Eleventh Supplemental Indenture, dated as of November 22, 2019, the Twelfth Supplemental Indenture, dated as of November 13, 2020 and the Thirteenth Supplemental Indenture, dated as of March 2, 2022 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the March 1 or September 1 immediately preceding the relevant Interest Payment Date (whether or not such record date is a Business Day) (herein called the “Regular Record Date”), and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2032 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 2.950% Notes due 2032 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:

BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to December 15, 2031 (the “Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price ““equal to the greater of:

(i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the  Notes to be redeemed matured on the Par Call Date (as defined below)) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined herein) plus fifteen basis points less (b) interest accrued to the date of redemption, and

 (ii) 100% of the principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest thereon to the redemption date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs. The Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15. shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Company shall notify the Trustee of the redemption price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the redemption price or of any component thereof, or for determining whether manifest error has occurred.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. Except in the case of Global Securities, a new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. In the case of Global Securities, DTC will determine the allocation of the redemption price among beneficial owners in such Global Securities in accordance with DTC’s applicable procedures. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:

*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]3

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]4

[3]	Applies to Global Securities only
[4]	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

3.550% Notes due 2042

CUSIP NO. 110122 DV7

ISIN NO. US110122DV75

No. R-[●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on March 15, 2042 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on March 15 and September 15 of each year, commencing on September 15, 2022, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any March 15 and September 15 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, the Tenth Supplemental Indenture, dated as of May 16, 2019, the Eleventh Supplemental Indenture, dated as of November 22, 2019, the Twelfth Supplemental Indenture, dated as of November 13, 2020 and the Thirteenth Supplemental Indenture, dated as of March 2, 2022 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the March 1 or September 1 immediately preceding the relevant Interest Payment Date (whether or not such record date is a Business Day) (herein called the “Regular Record Date”), and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2042 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 3.550% Notes due 2042 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to September 15, 2041 (the “Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price ““ equal to the greater of:

 (i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the applicable series of Notes to be redeemed matured on the Par Call Date (as defined below)) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined herein) plus twenty basis points less (b) interest accrued to the date of redemption, and

 (ii) 100% of the principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest thereon to the redemption date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs. The Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15. shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Company will notify the Trustee of the redemption price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the redemption price or of any component thereof, or for determining whether manifest error has occurred.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. Except in the case of Global Securities, a new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. In the case of Global Securities, DTC will determine the allocation of the redemption price among beneficial owners in such Global Securities in accordance with DTC’s applicable procedures. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:

*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT C

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]5

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]6

[5]	Applies to Global Securities only
[6]	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

3.700% Notes due 2052

CUSIP NO. 110122 DW5

ISIN NO. US110122DW58

No. R-[●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on March 15, 2052 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on March 15 and September 15 of each year, commencing on September 15, 2022, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any March 15 and September 15 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, the Tenth Supplemental Indenture, dated as of May 16, 2019, the Eleventh Supplemental Indenture, dated as of November 22, 2019, the Twelfth Supplemental Indenture, dated as of November 13, 2020 and the Thirteenth Supplemental Indenture, dated as of March 2, 2022 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on March 1 or September 1 immediately preceding the relevant Interest Payment Date (whether or not such record date is a Business Day) (herein called the “Regular Record Date”), and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2052 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 3.700% Notes due 2052 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to September 15, 2051 (the “Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price”“ equal to the greater of:

 (i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the applicable series of Notes to be redeemed matured on the Par Call Date (as defined below)) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined herein) plus twenty-five basis points less (b) interest accrued to the date of redemption, and

 (ii) 100% of the principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest thereon to the redemption date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs. The Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15. shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Company shall notify the Trustee of the redemption price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the redemption price or of any component thereof, or for determining whether manifest error has occurred.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. Except in the case of Global Securities, a new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. In the case of Global Securities, DTC will determine the allocation of the redemption price among beneficial owners in such Global Securities in accordance with DTC’s applicable procedures. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:

*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT D

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]7

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]8

[7]	Applies to Global Securities only
[8]	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

3.900% Notes due 2062

CUSIP NO. 110122 DX3

ISIN NO. US110122DX32

No. R-[●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on March 15, 2062 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on March 15 and September 15 of each year, commencing on September 15, 2022, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any March 15 and September 15 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, the Tenth Supplemental Indenture, dated as of May 16, 2019, the Eleventh Supplemental Indenture, dated as of November 22, 2019, the Twelfth Supplemental Indenture, dated as of November 13, 2020 and the Thirteenth Supplemental Indenture, dated as of March 2, 2022 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on March 1 or September 1 immediately preceding the relevant Interest Payment Date (whether or not such record date is a Business Day) (herein called the “Regular Record Date”), and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If any Interest Payment Date (other than an Interest Payment Date occurring on the Stated Maturity or any earlier redemption date) falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Stated Maturity or any earlier redemption date of the 2062 Notes falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Stated Maturity or earlier redemption date, as applicable.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 3.900% Notes due 2062 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to September 15, 2061 (the “Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price”“ equal to the greater of:

 (i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the applicable series of Notes to be redeemed matured on the Par Call Date (as defined below)) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined herein) plus twenty-five basis points less (b) interest accrued to the date of redemption, and

 (ii) 100% of the principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest thereon to the redemption date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs. The Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15. shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Company shall notify the Trustee of the redemption price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the redemption price or of any component thereof, or for determining whether manifest error has occurred.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. Except in the case of Global Securities, a new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. In the case of Global Securities, DTC will determine the allocation of the redemption price among beneficial owners in such Global Securities in accordance with DTC’s applicable procedures. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:

*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.